Goodwill and other intangibles	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about intangible assets [abstract]
Goodwill and other intangibles	Goodwill and other intangibles
Accounting policies
Goodwill represents the excess purchase price paid for a business acquisition over the fair value of the net assets acquired. Goodwill is tested annually for impairment in the fourth quarter, or more frequently if an indicator of impairment is identified.
The customer relationship intangible assets relate to historical business combinations and are amortized straight-line over 3 to 10 years.
Other intangibles are recorded at historical cost less accumulated amortization and impairment losses. Other intangibles include software which is amortized over periods of up to five years and non‑replaceable finite term timber rights which are amortized as the related timber volumes are logged.
Goodwill is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the business combination from which it arose. The allocation is based on the lowest level at which goodwill is monitored internally.
Recoverability of goodwill is assessed by comparing the carrying value of the CGU or group of CGUs associated with the goodwill balance to its estimated recoverable amount, which is the higher of its estimated fair value less costs of disposal and its value in use.
An impairment loss is recorded if the carrying value exceeds the estimated recoverable amount. Goodwill impairment losses cannot be reversed.
Supporting information

	Goodwill	Customer Relationship Intangible	Other	Total
As at December 31, 2023	$1,949	$339	$20	$2,307
Additions	—	—	3	3
Amortization[1]	—	(53)	(9)	(63)
Impairment (note 16)	(70)	—	—	(70)
Foreign exchange	(1)	—	—	(1)
Other	—	—	2	2
As at December 31, 2024	$1,879	$285	$16	$2,180

As at December 31, 2024
Cost	$1,879	$489	$81	$2,448
Accumulated amortization	—	(203)	(65)	(268)
Net	$1,879	$285	$16	$2,180

As at December 31, 2024	$1,879	$285	$16	$2,180
Additions	—	—	3	3
Amortization[1]	—	(47)	(2)	(49)
Impairment (note 16)	(409)	—	—	(409)
Foreign exchange	1	2	—	3
Disposals	—	—	(4)	(4)
Other	—	—	2	2
As at December 31, 2025	$1,471	$239	$15	$1,726

As at December 31, 2025
Cost	$1,471	$491	$78	$2,040
Accumulated amortization	—	(251)	(63)	(314)
Net	$1,471	$239	$15	$1,726
1.Amortization relates to selling, general and administration expenses.
Goodwill
For the purposes of impairment testing, goodwill has been allocated to the following CGU groups:

	December 31,	December 31,
As at	2025	2024
Canadian lumber	$171	$171
U.S. lumber	—	409
North America EWP	1,280	1,280
Europe EWP	20	19
Total	$1,471	$1,879
The recoverable amounts of the above CGU groups as at December 31, 2025 were determined based on their estimated fair value less costs of disposal using discounted cash flow models. The fair value measurements were classified as Level 3 fair value measurements.
Cash flow forecasts were based on internal estimates for 2026 through 2029 and a terminal value, with the exception of the U.S. lumber cash flow forecasts, which were based on internal estimates for 2026 through 2028 and a terminal value. Key assumptions include production volumes, product pricing, operating costs, terminal multiple, and discount rate. Key assumptions were derived using external sources and historical data from internal sources. Specifically, product pricing has been estimated by reference to average historical prices and margins as well as third-party analyst projections of long-term product pricing. Production volume and operating costs have been estimated by reference to historical data from internal sources. The post-tax discount rate used was 9.9% (2024 - 10.8% to 12.8%).
We recorded an impairment loss of $409 million in relation to U.S. lumber goodwill during the year ended December 31, 2025. The impairment loss was a result of the protracted downcycle that has caused management to recalibrate certain assumptions used in our annual goodwill impairment test. Adjustments to these assumptions included, but are not limited to, species-specific product pricing trends, lower demand and pricing for wood chip residuals, and the depth and duration of the current downcycle and its expected recovery. The impairment represented the entire amount of goodwill associated with our U.S. lumber operations.
We forecasted U.S. lumber production volumes ranging from 2,701 MMfbm to 3,181 MMfbm in determining the recoverable amount (2024 - 2,785 MMfbm to 3,250 MMfbm).
Following the impairment loss recognized in the U.S. lumber CGU group, the recoverable amount was equal to the carrying amount. Therefore, any adverse movement in a key assumption would lead to further impairment to property, plant and equipment in the CGU group.
The following table lists the key assumptions and sensitivities for the U.S. lumber CGU group:

Key assumptions	Sensitivity of recoverable amount to a 1% change in assumption
Product pricing	$96 million
Production volumes	$18 million
Operating costs	$84 million
Due to the complexity by which key assumptions interrelate with each other and with our operating plans, the sensitivities were performed for each key assumption individually with all other assumptions held constant.
The estimated recoverable amounts of all other CGU groups exceeded their respective carrying amounts.
As it relates to the Europe EWP CGU group, a reasonably possible change in certain key assumptions could cause the carrying amount to exceed the recoverable amount. The estimated recoverable amount of the Europe EWP CGU group exceeded its carrying amount by approximately $73 million. A 2% change in product pricing, an 11% change in production volumes, or a 3% change in operating costs would result in the recoverable amount equaling the carrying amount.